EXHIBIT 99.3

                       J-14, Year-To-Date Payment Report

Date: 02/17/2000                                                       Page: 19
                                                                       YTDPAYMT


    EQUITY ONE ABS 1999-1 (0326)

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
08/31/1999   09/27/1999   1999-1/A1   1999-1/A1   294751AH5   132555119-2   1,991,011.29   1,261,102.86       0.00

                                                  Registration: CEDE & CO
                                                                C/O THE DEPOSITORY TRUST COMPANY
                                                                P.O. BOX 20
                                                                BOWLING GREEN STATION
                                                                NEW YORK, NY 10004


09/30/1999   10/25/1999   1999-1/A1   1999-1/A1   294751AH5   132555119-2   1,510,399.92   1,248,227.65       0.00

                                                  Registration: CEDE & CO
                                                                C/O THE DEPOSITORY TRUST COMPANY
                                                                P.O. BOX 20
                                                                BOWLING GREEN STATION
                                                                NEW YORK, NY 10004



[RIGHT SIDE COLS. OF TABLE ABOVE]


Net Interest                  Total
Distribution    Other      Distribution
-------------  ---------   ------------
1,261,102.86     0.00      3,252,114.15








1,248,227.65   0.00       2,758,627.57

                       J-14, Year-To-Date Payment Report

Date: 02/17/2000                                                       Page: 20
                                                                       YTDPAYMT


    EQUITY ONE ABS 1999-1 (0326)

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
10/29/1999   11/26/1999   1999-1/A1   1999-1/A1   294751AH5   132555119-2   2,363,279.24   1,238,460.40       0.00

                                                  Registration: CEDE & CO
                                                                C/O THE DEPOSITORY TRUST COMPANY
                                                                P.O. BOX 20
                                                                BOWLING GREEN STATION
                                                                NEW YORK, NY 10004


11/30/1999   12/27/1999   1999-1/A1   1999-1/A1   294751AH5   13255119-2    1,978,846.12   1,223,177.86       0.00

                                                  Registration: CEDE & CO
                                                                C/O THE DEPOSITORY TRUST COMPANY
                                                                P.O. BOX 20
                                                                BOWLING GREEN STATION
                                                                NEW YORK, NY 10004


                                        TOTALS FOR POOL No. 1999-1/A1       7,843,536.57   4,970,968.77       0.00

08/31/1999   09/27/1999   1999-1/R1   1999-1/R1               000000010-2      0.00               17.53       0.00

                                                  Registration: EQUITY ONE ABS INC
                                                                EQUITY INE INC
                                                                523 FELLOWSHIP RD
                                                                SUITE 230
                                                                MOUNT LAUREL, NJ 08054




[RIGHT SIDE COLS OF TABLE ABOVE]


Net Interest                  Total
Distribution    Other      Distribution
-------------  ---------   ------------
1,238,460.40     0.00      3,601,739.64








1,223,177,86     0.00      3,202,023.98








4,970,968.77     0.00      12,814,505.34

       17.53     0.00              17.53

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
08/31/1999   09/27/1999   1999-1/R1   1999-1/R1               134994650-1           0.00           0.00       0.00


Net Interest                 Total
Distribution     Other    Distribution
------------     -----    ------------
        0.00     0.00             0.00

                          Registration:  CHASE MANHATTAN BANK
                                         300 JERICHO QUAD
                                         ATTN: FIRST FLOOR PCC ACCOUNTING
                                         JERICHO, NY 11753

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
09/30/1999   10/25/1999   1999-1/R1   1999-1/R1               000000010-2           0.00          41.30       0.00


Net Interest                 Total
Distribution     Other    Distribution
------------     -----    ------------
       41.30     0.00            41.30

                          Registration:  EQUITY ONE ABS INC
                                         EQUITY ONE INC
                                         523 FELLOWSHIP RD
                                         SUITE 230
                                         MOUNT LAUREL, NJ 08054

                       J-14, Year-To-Date Payment Report

Date: 02/17/2000                                                       Page: 21
                                                                       YTDPAYMT


    EQUITY ONE ABS 1999-1 (0326)

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
09/30/1999   10/25/1999   1999-1/R1   1999-1/R1               134994650-1           0.00           0.00       0.00


Net Interest                 Total
Distribution     Other    Distribution
------------     -----    ------------
        0.00     0.00             0.00

                          Registration:  CHASE MANHATTAN BANK
                                         300 JERICHO QUAD
                                         ATTN: FIRST FLOOR PCC ACCOUNTING
                                         JERICHO, NY 11753

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
10/29/1999   11/26/1999   1999-1/R1   1999-1/R1               000000010-2           0.00          43.36       0.00


Net Interest                 Total
Distribution     Other    Distribution
------------     -----    ------------
       43.36     0.00            43.36

                          Registration:  EQUITY ONE ABS INC
                                         EQUITY ONE INC
                                         523 FELLOWSHIP RD
                                         SUITE 230
                                         MOUNT LAUREL, NJ 08054

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
10/29/1999   11/26/1999   1999-1/R1   1999-1/R1               134994650-1           0.00           0.00       0.00


Net Interest                 Total
Distribution     Other    Distribution
------------     -----    ------------
        0.00     0.00             0.00

                          Registration:  CHASE MANHATTAN BANK
                                         300 JERICHO QUAD
                                         ATTN: FIRST FLOOR PCC ACCOUNTING
                                         JERICHO, NY 11753

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
11/30/1999   12/27/1999   1999-1/R1   1999-1/R1               000000010-2           0.00          43.12       0.00


Net Interest                 Total
Distribution     Other    Distribution
------------     -----    ------------
       43.12     0.00            43.12

                          Registration:  EQUITY ONE ABS INC
                                         EQUITY ONE INC
                                         523 FELLOWSHIP RD
                                         SUITE 230
                                         MOUNT LAUREL, NJ 08054

  Record       Payable                                         Investor                                     Interest
   Date         Date       Pool No.     Series    Cusip No.     Tax ID        Principal      Interest      Adjustment
----------   ----------   ---------   ---------   ---------   -----------   ------------   ------------    ----------
11/30/1999   12/27/1999   1999-1/R1   1999-1/R1               134994650-1           0.00           0.00       0.00


Net Interest                 Total
Distribution     Other    Distribution
------------     -----    ------------
        0.00     0.00             0.00

                          Registration:  CHASE MANHATTAN BANK
                                         300 JERICHO QUAD
                                         ATTN: FIRST FLOOR PCC ACCOUNTING
                                         JERICHO, NY 11753

                                                                                                            Interest
                                                                              Principal      Interest      Adjustment
                                                                            ------------   ------------    ----------
                                    TOTALS FOR Pool No.  1999-1/R1                  0.00         145.31       0.00



Net Interest                  Total
Distribution     Other     Distribution
------------     -----    --------------
      145.31     0.00             145.31